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                                                                   Exhibit 10.15


                          ACKNOWLEDGMENT AND AGREEMENT
                                   OF OPTIONEE

         This Acknowledgment and Agreement of Optionee is entered into as of this __ day of _____, 1999 by and between O'Sullivan Industries Holdings, Inc. ("O'SULLIVAN") and the undersigned holder (the "OPTIONEE") of an option to purchase shares of the common stock, par value $1.00 per share (the "COMMON STOCK"), of O'Sullivan.

         1. Pursuant to the O'Sullivan Industries Holdings, Inc. Amended and Restated 1994 Incentive Stock Option Plan, as amended (the "EMPLOYEE STOCK OPTION PLAN"), O'Sullivan has issued to Optionee one or more options (collectively, the "COMMON STOCK OPTION") to purchase that number of shares of Common Stock set forth across from the heading "AGGREGATE NUMBER OF SHARES OF COMMON STOCK SUBJECT TO THE COMMON STOCK OPTION" on SCHEDULE A hereto (each a "SHARE", and collectively, the "SHARES"). Optionee represents and warrants that, except as set forth on SCHEDULE A hereto, Optionee has no options or other rights to acquire capital stock or other securities of O'Sullivan.

         2. Optionee acknowledges and agrees that, notwithstanding anything to the contrary in the Employee Stock Option Plan or in any other agreement or instrument evidencing the Common Stock Option, including the O'Sullivan Industries Holdings, Inc. 1994 Incentive Stock Plan Incentive Stock Option Agreement(s) listed on SCHEDULE A hereto (each an "OPTION AGREEMENT" and collectively, the "OPTION AGREEMENTS"), from and after the effective time of the merger (the "MERGER") of OSI Acquisition, Inc. with and into O'Sullivan pursuant to and in accordance with the Agreement and Plan of Merger between OSI Acquisition, Inc. and O'Sullivan dated May 17, 1999, as amended, that:

                  (a) other than as described in clause (c) below, the Common Stock Option will no longer be exercisable for Common Stock or any other securities of O'Sullivan;

                  (b) the Employee Stock Option Plan, the Option Agreement(s) and the other agreements and other instruments evidencing the Option, whether or not returned to O'Sullivan for cancellation, shall be of no further force and effect; and

                  (c) the Common Stock Option outstanding immediately prior to the effective time of the Merger will represent only the right to receive the following with respect to each Share issuable upon exercise of the Common Stock Option:

                           (i) the options to purchase the number of shares in
                  the column headed "Cashed Shares" on SCHEDULE A hereto will each be converted into (x) a cash payment in an amount equal to $16.75 MINUS the purchase price Optionee is required to pay for such share as set forth under the heading "PURCHASE PRICE PAYABLE BY OPTIONEE UPON EXERCISE OF OPTION" on SCHEDULE A hereto; and (y) one share of

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                  Senior Preferred Stock, par value $1.00 per share of
                  O'Sullivan ("SENIOR PREFERRED STOCK"); and

                           (ii) the options to purchase the number of shares in
                  the column headed "Rolled Shares" on SCHEDULE A hereto will be converted into a Preferred Stock Option to acquire that number of shares of O'Sullivan's Series A Junior Preferred Stock, par value $0.01 per share, set forth under the heading "SHARES OF SERIES A JUNIOR PREFERRED STOCK SUBJECT TO THE PREFERRED STOCK OPTION" on SCHEDULE A hereto pursuant to and in accordance with the Preferred Stock Option Agreement attached as Exhibit A hereto.

                  (d) Except for the consideration described in clause (c) above, Optionee expressly acknowledges and agrees that he/she has no further rights under the Employee Stock Option Plan or any Option Agreement and that he/she is entitled to no additional consideration.

         3. Optionee hereby represents and warrants to O'Sullivan that Optionee is the sole record and beneficial owner of the Option and that Optionee has not sold, transferred, conveyed, pledged or hypothecated any interest in the Option, and Optionee agrees not to take any action that would cause the foregoing representations and warranties not to be true as of the effective time of the Merger.

         4. Optionee hereby agrees to take such other action as may be reasonably requested by O'Sullivan to further evidence the foregoing.



                            (Signature Page Follows)




                                       -2-
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                      SIGNATURE PAGE OF ACKNOWLEDGMENT AND
                              AGREEMENT OF OPTIONEE

         IN WITNESS WHEREOF, the undersigned parties have duly executed this Agreement as of the date first above written.


                                O'SULLIVAN INDUSTRIES HOLDINGS, INC.


                                By:
                                       ---------------------------------
                                Name:
                                       ---------------------------------
                                Title:
                                       ---------------------------------


                                OPTIONEE


                                ----------------------------------------
                                                (Name)